ING PILGRIM                                                        ANNUAL REPORT

                               December 31, 2000



                                                               Lexington Natural
                                                               Resources Trust

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders ......................     1
            Portfolio Managers' Report ..................     2
            Shareholders' Meeting .......................     4
            Report of Independent Auditors ..............     5
            Statement of Assets and Liabilities .........     6
            Statement of Operations .....................     7
            Statements of Changes in Net Assets .........     8
            Financial Highlights ........................     9
            Notes to Financial Statements ...............    10
            Portfolio of Investments ....................    12
            Tax Information .............................    13

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for Lexington Natural Resources Trust (the "Trust").

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation. In conjunction with the acquisition, Pilgrim Investments, Inc. became Investment Advisor to the Fund.

On September 1, 2000, ING Groep N.V. (NYSE:ING) acquired ReliaStar, Financial Corp., the indirect parent company of the Pilgrim Investments, Inc., Adviser to the Fund, Pilgrim Securities, Inc., Distributor to the Fund and Pilgrim Group, Inc., Administrator to the Fund. In conjunction with the acquisition, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc. effective September 8, 2000.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

Sincerely,



ING Pilgrim Group, Inc.
February 8, 2001

                                                                       Portfolio
LEXINGTON NATURAL RESOURCES TRUST                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management: James A. Vail, CFA and Frank A. Peluso

Goal: The Trust's investment objective is to seek long-term capital growth through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

Market Overview: The environment for natural resources during the final quarter of 2000 was dominated by the strong price performance recorded by crude oil and natural gas. Both commodities reflected more normal winter temperature levels, thus increasing demand, while OPEC policies and a lack of new discoveries over the last several years, reduced supply. Other resource categories saw price erosion as fear of global economic slowing reduced consumption and hastened inventory drawdowns. Metals and forest products were generally weaker and continue so, but with a more accommodating Federal Reserve monetary policy the outlook is improving. Only platinum and palladium posted higher prices as Russian bureaucratic red tape continues to restrict supply. Finally, coal prices enjoyed renewed attention, as electric generation demand forced prices higher after years of neglect.

Performance: The Trust returned 8.06% compared to a -7.82% for the S&P 500 Index in the fourth quarter of 2000. For the full year the Trust returned 18.37% versus -9.11% for the S&P. This performance was driven by the Trust's heavy weighting in the energy sector.

Portfolio Specifics: The Trust remains heavily exposed to the energy sector, which includes coal, electric, gas & oil and will remain so as the positive outlook for this area is expected to remain into the intermediate future. However, as the Fed has reduced interest rates the Trust has increased its exposure to other resources in anticipation of improving opportunities in global economies. These include paper and forest products, coal and selected non-ferrous metals.

Market Outlook: Energy demand is expected to continue strong over the next several years as recent lack of upstream investment has impaired new supply while demand continues to grow. Moreover, as world economies expand, the need for additional electricity, gasoline and natural gas will only increase the demand for these commodities. Also in an expanding economy the need for increased aluminum, copper and other non-ferrous metals production increases. Eventual increases in consumer confidence should lead to more single family housing starts and in turn lumber and building products. We believe the Trust is well positioned to participate in the anticipated renewed demand for all natural resources.

Portfolio
Managers' Report                               LEXINGTON NATURAL RESOURCES TRUST
--------------------------------------------------------------------------------

                     Lexington Natural
                      Resources Trust         S&P 500 Index
                      ---------------         -------------
10/14/91                 10,000                   10,000
12/31/91                 10,238                   10,876
12/31/92                 10,568                   11,704
12/31/93                 11,720                   12,881
12/31/94                 11,090                   13,050
12/31/95                 12,960                   17,949
12/31/96                 16,446                   22,067
12/31/97                 17,621                   29,426
12/31/98                 14,164                   37,835
12/31/99                 16,160                   45,795
12/31/00                 19,128                   41,627

                                          Average Annual Total Returns for the
                                             period ended December 31, 2000
                                          ------------------------------------
                                                              Since Inception
                                          1 Year    5 Year       10/14/91
                                          ------    ------       --------
Lexington Natural Resources Trust         18.37%     8.90%         7.29%
S&P 500 Index(1)                          -9.11%    18.32%        16.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Lexington Natural Resources Trust against the S&P 500 Index. The Index has an inherent performance advantage over the Trust since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Trust's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annunity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.

Principal Risk Factor(s): Price volatility due to non-diversification and concentration in stocks in the natural resources industry. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources. These risks include those resulting from future adverse political and economic developments, as well as imposition of foreign exchange or other foreign governmental restrictions or laws.

                        SHAREHOLDERS' MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Lexington Natural Resources Trust (the"Trust") was held in Saddle Brook, New Jersey on July 21, 2000. A brief description of each matter voted upon as well as the results are outlined below:

                       Shares       Shares        Shares     Shares
                      voted for  voted against   abstained  withheld   Total
                      ---------  -------------   ---------  --------   -----

1. To elect eleven (11) Directors or Trustees, as the case may be, to hold office until the election and qualification of their successors:

Al Burton             2,181,576     151,306         --         --     2,332,882
Paul S. Doherty       2,161,291     171,591         --         --     2,332,882
Robert B. Goode, Jr.  2,212,121     120,761         --         --     2,332,882
Alan L. Gosule        2,230,564     102,318         --         --     2,332,882
Walter H. May         2,232,161     100,721         --         --     2,332,882
Jock Patton           2,162,171     170,711         --         --     2,332,882
David W.C. Putnam     2,230,564     102,318         --         --     2,332,882
John R. Smith         2,208,767     124,115         --         --     2,332,882
Robert W. Stallings   2,232,467     100,415         --         --     2,332,882
John G. Turner        2,166,573     166,309         --         --     2,332,882
David W. Wallace      2,208,767     124,115         --         --     2,332,882

2. To approve a new Investment Management Agreement between the Trust and Pilgrim Investments, Inc.("Pilgrim"), an indirect wholly--owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), to take effect upon the completion of the proposed acquisition of Lexington Global Asset Managers, Inc. ("Lexington") by ReliaStar. The new Investment Management Agreement would have the same fees as the current Investment Management Agreement.

                      1,978,533     143,280    211,068         --     2,332,881

3. To approve a new Investment Management Agreement between the Trust and Pilgrim to take effect upon the completion of the proposed acquisition of ReliaStar by ING Groep N.V. ("ING"). The new Investment Management Agreement would have the same fees as the current Investment Manage- ment Agreement.

                      1,980,813     147,302    204,766         --     2,332,881

4. To approve a new Sub--Adviser Agreement between Pilgrim and Market Systems Research Advisors, Inc. to take effect upon the completion of the proposed acquisition of Lexington by ReliaStar.

                      2,037,646      73,972    221,263         --     2,332,881

5. To approve a new Sub--Adviser Agreement between Pilgrim and Market Systems Research Advisors, Inc. to take effect upon the completion of the proposed acquisition of ReliaStar by ING.

                      2,062,542      60,133    210,206

6. To ratify KPMG LLP as the Fund's independent public accountant for the year ended December 31, 2000.

                      2,080,927      41,960    209,994         --     2,332,881

7. To approve an Amended and Restated Declaration of Trust for the Trust, a Massachusetts business trust.

                      2,062,962      38,525    231,395         --     2,332,882

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Lexington Natural Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lexington Natural Resources Trust as of December 31, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 2000, the results of its operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Los Angeles, California
February 16, 2001

          STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value (cost $24,122,313)      $ 30,467,094
Short-term securities, at amortized cost                              1,999,688
Cash                                                                     56,545
Receivables:
 Investment securities sold                                             515,633
 Shares of beneficial interest sold                                      17,392
 Dividends and interest                                                   7,762
Prepaid expenses                                                          1,607
                                                                   ------------
  Total Assets                                                       33,065,721
                                                                   ------------
LIABILITIES:
Payable for investments purchased                                       622,590
Payable for shares of beneficial interest reacquired                      6,445
Investment advisory fee payable                                          24,816
Administrative service fees payable                                       2,482
Accrued expenses                                                        118,030
                                                                   ------------
  Total Liabilities                                                     774,363
                                                                   ------------
NET ASSETS (equivalent to $14.75 per share on
  2,189,819 shares outstanding)                                    $ 32,291,358
                                                                   ============
NET ASSETS CONSIST OF:
 Paid-in-capital-shares of beneficial interest at no par
  value (unlimited shares authorized)                              $ 27,012,912
 Undistributed net investment income                                        --
 Accumulated net realized loss on investments                        (1,066,335)
 Net unrealized appreciation of investments                           6,344,781
                                                                   ------------
 NET ASSETS                                                        $ 32,291,358
                                                                   ============

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the year ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of witholding tax of $13,061)                        $  290,180
 Interest                                                                48,920
                                                                     ----------
  Total investment income                                               339,100
                                                                     ----------
EXPENSES:
 Investment advisory fees                                               299,415
 Trustee fees                                                           101,850
 Miscellaneous                                                           23,530
 Professional fees                                                       22,312
 Accounting and custodian fees                                           13,476
 Shareholder reporting                                                   13,343
 Administrative fees                                                     12,561
 Transfer agent fees and expenses                                         8,184
 Registration fees                                                        1,804
                                                                     ----------
  Total expenses                                                        496,475
                                                                     ----------
  Net investment loss                                                  (157,375)
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                       121,624
 Net change in unrealized appreciation of investments                 5,027,697
                                                                     ----------
  Net realized and unrealized gain on investments                     5,149,321
                                                                     ----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $4,991,946
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                          --------------------------------
                                                                               2000               1999
                                                                          -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                              $    (157,375)     $     113,591
Net realized gain on investments                                                121,624          1,242,484
Net change in unrealized appreciation of investments                          5,027,697          2,883,412
                                                                          -------------      -------------
Net increase in net assets resulting from operations                          4,991,946          4,239,487
                                                                          -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
In excess of net investment income                                             (113,715)          (201,233)
                                                                          -------------      -------------
  Decrease in net assets from distributions                                    (113,715)          (201,233)
                                                                          -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            13,487,404         11,201,809
Shares issued from dividend reinvestment                                        113,715            201,233
Cost of shares redeemed                                                     (17,925,129)       (19,122,133)
                                                                          -------------      -------------
Net decrease in net assets resulting from capital share transactions         (4,324,010)        (7,719,091)
                                                                          -------------      -------------
Net increase (decrease) in net assets                                           554,221         (3,680,837)
NET ASSETS:
Beginning of year                                                            31,737,137         35,417,974
                                                                          -------------      -------------
End of year                                                               $  32,291,358      $  31,737,137
                                                                          =============      =============

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     LEXINGTON NATURAL RESOURCES TRUST
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Year ended December 31,
                                                               ----------------------------------------------------------
                                                               2000(2)       1999         1998         1997         1996
                                                               ------       ------       ------       ------       ------
Per Share Operating Performance:
 Net asset value, beginning of the year                   $     12.51        11.03        14.91        14.29        11.30
 Income (loss) from investment operations:
 Net investment income (loss)                             $     (0.07)        0.06         0.08         0.06         0.05
 Net realized and unrealized gain (loss) on investments   $      2.36         1.50        (2.98)        1.00         2.99
 Total income (loss) from investment operations           $      2.29         1.56        (2.90)        1.06         3.04
 Less distributions from:
 In excess of net investment income                       $     (0.05)       (0.08)       (0.08)          --        (0.05)
 Net realized gains                                       $        --           --        (0.90)       (0.44)          --
 Total distributions                                      $     (0.05)       (0.08)       (0.98)       (0.44)       (0.05)
 Net asset value, end of year                             $     14.75        12.51        11.03        14.91        14.29
 Total Return(1)                                          %     18.37        14.09       (19.62)        7.15        26.89
Ratios/Supplemental Data:
 Net assets, end of year (000's)                          $    32,291       31,737       35,418       65,263       37,934
 Ratios to average net assets:
 Expenses                                                 %      1.66         1.33         1.29         1.25         1.42
 Net investment income (loss)                             %     (0.53)        0.34         0.42         0.39         0.40
 Portfolio turnover rate                                  %        72           42           74          114          103

----------
(1)  Assumes dividends have been reinvested.
(2) Effective July 26, 2000, ING Pilgrim Investments, Inc., became the Investment Manager of the Trust.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Lexington Natural Resources Trust (the "Trust") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's Investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

On July 26, 2000, ReliaStar Financial Corp. ("ReliaStar") acquired Lexington Global Asset Managers, Inc., the parent company of Lexington Management Corporation. In conjunction with the aquisition, Pilgrim Investments, Inc., became the investment advisor to the Fund.

Investments. Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Trust intends not to be subject to any federal excise tax.

Capital loss carryforwards available for Federal income tax purposes as of December 31, 2000 are $1,066,336, and are scheduled to expire during 2006. To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to shareholders.

Distributions. Dividends from net investment income and net realized capital gains, if any, are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

The reclassification was as follows:

                                         Undistributed
                          Paid-in        net investment
                          capital            income
                          -------            ------
                         (157,567)           157,567

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Trust pays an investment advisory fee to ING Pilgrim Investments, Inc. at an annual rate of 1.00% of the Trust's average daily net assets. ING Pilgrim Investments, Inc., has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. For 2000, the investment advisor voluntarily agreed to reimburse the Trust if total annual expenses (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) exceed 2.50% of the Trust's average net assets. No reimbursement was required for the year ended December 31, 2000.

Effective July 26, 2000, ING Pilgrim Group, Inc. (the "Administrator") began serving as Administrator to the Trust. The Trust pays the Administrator a fee calculated at an annual rate of 0.10% of the Trust's average daily net assets.

NOTE 3 -- INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2000, excluding short-term securities were $20,893,226 and $25,429,461, respectively.

NOTE 4 -- INVESTMENT AND CONCENTRATION RISKS

The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the years ended December 31, 2000 and 1999, were as follows:

                                                       December 31, 2000                    December 31, 1999
                                                  -----------------------------        -----------------------------
                                                    Shares            Amount             Shares            Amount
                                                  ----------      -------------        ----------      -------------
Shares sold                                        1,039,098      $  13,487,404           902,368      $  11,201,809
Shares issued as reinvestment of dividends             8,947            113,715            15,895            201,233
Shares redeemed                                   (1,394,337)       (17,925,129)       (1,593,749)       (19,122,133)
                                                  ----------      -------------        ----------      -------------
Net decrease in shares outstanding                  (346,292)     $  (4,324,010)         (675,486)     $  (7,719,091)
                                                  ==========      =============        ==========      =============

NOTE 6 -- SUBSEQUENT EVENT

Subsequent to December 31, 2000, ING Pilgrim Investment, Inc; became the Investment Manager of the Trust, replacing "Market Systems Research" as sub-advisor of the Trust.

Lexington
Natural
Resources
Trust            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
  Shares                                                                Value
  ------                                                                -----
COMMON STOCKS: 94.35%

                 Building Materials: 3.41%
  26,000         Martin Marietta Materials                           $1,099,800
                                                                     ----------
                 Coal: 4.51%
  60,000         Arch Coal, Inc.                                        847,500
  21,800         Consol Energy, Inc.                                    609,038
                                                                     ----------
                                                                      1,456,538
                                                                     ----------
                 Electric: 2.40%
  14,000    @    AES Corp.                                              775,250
                                                                     ----------
                 Forest Products & Paper: 4.52%
  24,500         Georgia-Pacific Group                                  762,563
  13,000         Temple-Inland, Inc.                                    697,125
                                                                     ----------
                                                                      1,459,688
                                                                     ----------
                 Gas: 2.23%
  17,000         KeySpan Corp                                           720,375
                                                                     ----------
                 Mining: 9.62%
  23,400         Alcoa, Inc.                                            783,900
  10,100         Phelps Dodge Corp.                                     563,705
  13,500   @@    Rio Tinto PLC ADR                                      972,844
  20,000    @    Stillwater Mining Co.                                  787,000
                                                                     ----------
                                                                      3,107,449
                                                                     ----------
                 Oil Components -- Exploration & Production: 27.27%
  15,000         Anadarko Petroleum Corp.                             1,066,200
  15,000         Apache Corp.                                         1,050,938
  20,000         Burlington Resources, Inc.                           1,010,000
  10,000         Devon Energy Corp.                                     609,700
  15,000         EOG Resources, Inc.                                    820,312
  16,300    @    Newfield Exploration Co.                               773,231
  16,500         Noble Affiliates, Inc.                                 759,000
  16,500    @    Spinnaker Exploration Co.                              701,250
  30,000    @    Tom Brown, Inc.                                        985,313
  20,000    @    Triton Energy Ltd.                                     600,000
  20,000         Vintage Petroleum, Inc.                                430,000
                                                                     ----------
                                                                      8,805,944
                                                                     ----------
                 Oil Components -- Integrated: 5.60%
  15,000   @@    BP Amoco PLC ADR                                    $  718,125
  15,000   @@    TotalFina SA ADR                                     1,090,312
                                                                     ----------
                                                                      1,808,437
                                                                     ----------
                 Oil Refining & Marketing: 16.31%
  13,000         Diamond Offshore Drilling                              520,000
  20,000         Ensco International, Inc.                              681,250
  32,000    @    Global Marine, Inc.                                    908,000
  18,000    @    Nabors Ind. Inc.                                     1,064,700
  20,000    @    Pride International, Inc.                              492,500
  20,000         Tosco Corp.                                            678,750
  12,000         Transocean Sedco Forex, Inc.                           552,000
  10,000         Valero Energy Corp.                                    371,875
                                                                     ----------
                                                                      5,269,075
                                                                     ----------
                 Oil & Gas Services: 15.13%
  15,000         Baker Hughes, Inc.                                     623,437
  10,000    @    BJ Services Co.                                        688,750
  20,000    @    Hanover Compressor Co.                                 891,250
  15,000         Schlumberger Ltd.                                    1,199,063
   8,200    @    Smith International, Inc.                              611,413
  40,000    @    Varco International, Inc.                              870,000
                                                                     ----------
                                                                      4,883,913
                                                                     ----------
                 Pipelines: 3.35%
  13,000         Enron Corp.                                          1,080,625
                                                                     ----------
                 Total Common Stock (Cost $24,122,313)               30,467,094
                                                                     ----------
                 Total Long-Term Investments (Cost $24,122,313)      30,467,094
                                                                     ----------

Principal                                                              Market
 Amount                                                                Value
 ------                                                                -----
SHORT-TERM INVESTMENTS: 6.19%
              U.S. GOVERNMENT OBLIGATIONS: 6.19%
$1,000,000    Fannie Mae Discount Notes 5.750%, due 01/03/01        $   999,840
 1,000,000    Federal Home Loan Bank Discount Notes 5.500%,
              due 01/02/01                                              999,848
                                                                    -----------
                                                                      1,999,688
                                                                    -----------
              Total Short-Term Investments
              (Cost $1,999,688)                                       1,999,688
                                                                    -----------
              Total Investments in Securities
              (Cost $ 26,122,001)*                    100.54%       $32,466,782
              Other Assets and Liabilities -- Net      -0.54%          (175,424)
                                                     -------        -----------
              Net Assets                              100.00%       $32,291,358
                                                     =======        ===========
@   Non-income producing security
@@  Foreign Issuer
ADR American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized
              Appreciation                            $ 6,723,036
              Gross Unrealized
              Depreciation                               (378,255)
                                                      -----------
              Net Unrealized
              Appreciation                            $ 6,344,781
                                                      ===========

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Trust declared ordinary income of $0.0499 during the year ended December 31, 2000. Shareholders are strongly advised to consult their own tax advisers with repect to the tax consequences of their investments in the Trust. In January 2001, shareholders, excluding corporate shareholders, will have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

INVESTMENT MANAGER

ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                            LEXNATRESANN010101-22001